Exhibit 99.1

Raymond James Financial, Inc. Chicago, Illinois May 25, 2011

Forward Looking Statements Information in this presentation may contain forward looking statements. Such statements involve known and unknown risks, uncertainties and other factors that may cause actual results to differ materially. Forward looking statements are often characterized by the use of qualifying words such as "expects," "anticipates," "believes," "estimates," "plans," "projects," or other statements concerning opinions or judgments of the Company and its management about future events. The accuracy of such forward looking statements could be affected by factors including, but not limited to, the financial success or changing conditions or strategies of the Company's customers or vendors, fluctuations in interest rates, actions of government regulators, the availability of capital and personnel, or general economic conditions. Additional factors are discussed in the Company's filings with the SEC, including without limitation, Forms 10-K, 10-Q and 8-K. NewBridge Bancorp undertakes no obligations to revise these statements following the date of this presentation.

NBBC Overview Recent Performance Loan Portfolio Analysis Outlook and Summary

Headquarters: Greensboro, NC Ticker: NBBC Assets: $1.8 billion Branch locations: 30 Tangible book: $6.69 per share Price to tangible book: 74% Common equity to assets: 6.12% Risk weighted capital: 14.02% Corporate Profile As of March 31, 2011.

Corporate Profile Branch Locations Branch Locations Piedmont Triad - NC 27 Coastal - NC 3 30

NewBridge Bancorp Formed July 2007 from a merger of equals Two mature franchises in NC's third largest MSA Strong core deposits with an opportunity to expand market share New management team overcoming challenges Legacy organizations lacked uniform credit culture and defined performance culture Bank locations were not positioned to serve the financial districts of the MSA Largest market share competitor experienced a liquidity crisis Background

LIVING our Guiding Principles FOCUSING on our Vision and Mission EXECUTING our Strategic, Operating and Profit Plans Pressley A. Ridgill, CPA, CFP(r) (58) President and Chief Executive Officer 35 years of banking and financial services experience Ramsey K. Hamadi, CPA, MBA (42) Executive Vice President and Chief Financial Officer 19 years of banking and financial services experience David P. Barksdale (47) Executive Vice President and Chief Banking Officer 20 years of banking experience William W. Budd, Jr. (48) Executive Vice President and Chief Credit Officer 25 years of banking experience Robin S. Hager (49) Executive Vice President and Chief Resource Officer 26 years of banking experience Pictured (from left to right): Robin Hager, Wes Budd, Pressley Ridgill (center), David Barksdale and Ramsey Hamadi. Leadership

Profitable in each of the last six quarters Charged off $123 million, or 7.6%, of loans and OREO since 2007 Reduced branches from 42 to 30 Reduced staff from 690 to 488 Improved core efficiency from 84% to 65% Increased core deposits from 55% to 68% Improved asset liability management practices Developed robust risk management policies and procedures Significant Accomplishments

NBBC Overview Recent Performance Loan Portfolio Analysis Outlook and Summary

Net income totaled $3.4 million Net interest income increased $10.1 million Net interest margin improved 82 basis points to 4.00% Provision for credit losses declined $14.5 million from prior year Nonperforming loans fell 47% from the peak level (excluding TDRs) Core deposits increased 16% for the year Core efficiency improved to 67% Full Year 2010 Results

Trends Net Income Total Risk Based Capital Provision for Credit Losses Net Interest Margin

NIM increased 82 basis points to 4.00% for 2010 Maintained disciplined loan pricing strategies Interest rate floors, pricing on yield curve Courage and confidence to price according to risk Continued our core deposit relationship strategies over the last year Incentives shifted to core deposits from single service time deposits Deposit costs decreased 106 basis points Time deposits reduced $179 million Core deposits increased $132 million Improved asset liability management practices Managing Net Interest Margin

Growing Core Deposits December 2009 March 2011 Time Deposits 32% DDA 11% NOW, Savings & Money Market 57% Time Deposits 45% DDA 10% NOW, Savings & Money Market 45%

Investment Services, Trust, Mortgage Banking and Private Banking Investment and Trust Services restructured to become Wealth Management Private Banking initiative launched (late 2009) Bradford Mortgage acquisition (December 2009) resulting in a 262% increase in mortgage revenues over prior year Non-Interest Income Growth in mortgage revenue and investment fees have offset modest declines in deposit fee income Addition of new wealth management professionals (March 2011) Growth of $50 million in Trust assets, or 67%, since that time Investment Services revenues increased 22% over prior year NewBridge Bank ranked #20 nationally within Raymond James Investment Services

Implemented disciplined Profit Plan accountability Lowered 2010 non-interest expense $5.0 million August 2010 core processing system conversion Significant expense savings Increased functionality Franchise Validation Plan developed and implemented Investing in sales staff Efficiency, net of OREO related expense, improved from 84% in 2009 to 67% in 2010 Reduced branches from 42 at merger to 30 Reduced staff from 690 at merger to 488 Controlling Non-Interest Expense

Reduce Non-Interest Expense

NBBC Overview Recent Performance Loan Portfolio Analysis Outlook and Summary

Nonperforming loans, net of TDRs, declined 50% from June 2009 peak NPAs and past dues peaked in February 2010 30-89 day past dues are down 49% since February 2010 peak AD&C portfolio has contracted $28 million, or 18%, year over year NBBC is materially below the FFIEC high CRE concentration definition Texas Ratio*: 59% at December 2009 57% at March 2011 Improving Asset Quality * Texas ratio equals nonperforming assets divided by the sum of tangible common equity and allowance for credit losses.

Loan Composition *Includes owner occupied R/E of $214.0 million. March 31, 2011 39% 16% 6% 6% 3% 30%*

AD&C Portfolio Mix ($ in millions) Total AD&C Portfolio: $129.0 million March 31, 2011

Income Producing CRE by Collateral Type ($ in millions) Total Including Producing Portfolio: $211.7 million March 31, 2011

Nonperforming Asset Trends Nonaccruing Loans, TDR and OREO

Impaired and Potential Problem Loans

Migration of Potential Problem Loans Substandard Doubtful

ALLL Analysis Charged off $123 million of loans and OREO since 2007 Impaired loans have been written down 21% as of Q1 2011 ALLL to retained loans is 2.32% as of Q1 2011 UBPR Peer percentage - 2.15% 93% of ALLL is in general reserves $29.1 million ALLL covers projected charge-offs by 1.50x

Risk Management Infrastructure Internal loan review reports to Board Credit Committee External loan review engaged by Board Credit Committee Appraisal/valuation function is independent from production Centralized construction administration Centralized retail and small business underwriting Fully automated commercial loan origination platform Loan concentration parameters set at market level and product level

NBBC Overview Recent Performance Loan Portfolio Analysis Outlook and Summary

Remain profitable as credit related costs expected to decline Net interest margin stable above 4% Credit improvement has relieved pressure to raise capital Measured investment in profitable business lines Continued focus on cost management culture Prepared to be an opportunistic/strategic acquirer TARP repayment is not a near-term priority Time will provide investors with greater clarity regarding value of NBBC Strategic acquisitions could necessitate capital raise Outlook

Thriving community bank with critical mass Improving asset quality Gaining core deposit share in an attractive MSA Experienced management team No immediate capital needs Pursuing organic growth and expansion through LPO's/acquisition Trading at a discount to tangible book value Summary

Raymond James Financial, Inc. Chicago, Illinois May 25, 2011